UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 19, 2007

WHEELING ISLAND GAMING, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-81778	16-1333214
(State or other jurisdiction of incorporation)	(Registration Number)	(IRS Employer Identification No.)

1 South Stone Street, Wheeling, West Virginia	26003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (304) 232-5050

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01              ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 19, 2007, Wheeling Island Gaming, Inc. (the “Company”)  entered into Amendment No. 3 (“Third Amendment”) to the Amended and Restated Loan Agreement, dated as of December 14, 2001, by and among the Company as Borrower, the Lenders referred to therein and the other parties thereto.  Included in the conditions to the making of additional loans or letters of credit under the Third Amendment, is the Company’s receipt of approval from applicable governmental agencies, which have not been received as of the filing of this report.  Attached hereto and incorporated herein by reference as Exhibit 10.1 is Amendment No. 3 to the Amended and Restated Loan Agreement.

ITEM 9.01              FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Exhibit 10.1  Amendment No. 3 to Amended and Restated Loan Agreement, dated January 19, 2007.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, Wheeling Island Gaming, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHEELING ISLAND GAMING, INC.

By:	/s/ Phillip B. Simons
	Name:	Phillip B. Simons
	Title:	Vice President of Finance

Date:  January 23, 2007

EXHIBIT INDEX

DOC. NO.	DOCUMENT DESCRIPTION

10.1	Amendment No. 3 to Amended and Restated Loan Agreement, dated January 19, 2007.